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Prospectus Supplement

November 22, 1995*

Retirement Annuity Mutual Funds
  - Capital Resource Fund
  S-6466 K (10/95)
  S-6550 D (10/95)
    37300 D (10/95)
    30326 A (11/95)

The first paragraph of the section titled "Investment policies and risks" is modified to read as follows:

     Under normal market conditions, Capital Resource Fund invests primarily in U.S. common stocks and other securities convertible into common stock. The portfolio manager selects investments believed to have potential for capital growth.































S-6468 A (11/95)
*Valid until next prospectus update.